SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2002

CYSIVE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-27607	54-1698017
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10780 Parkridge Blvd., Suite 400
Reston, VA 20191

(Address of Principal Executive Offices) (Zip Code)

(703) 259-2300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On August 9, 2002 the Company issued a press release announcing a restructuring plan. A copy of this press release is attached as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired: Not Applicable

(b)	Pro Forma Financial Information: Not Applicable

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 9, 2002, announcing the Company’s restructuring plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cysive, Inc.

By: /s/ John R. Lund John R. Lund Vice President, Chief Financial Officer, Treasurer, Secretary and Director

Date: August 9, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 9, 2002, announcing the Company's restructuring plan.